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                                                                      EXHIBIT 24


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included on this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (file number 333-96960) and Form S-3 (file number 333-44526).


                                        /s/ Arthur Andersen LLP

San Francisco, California
April 15, 1999